The Lincoln National Life Insurance Company

                   Lincoln National Variable Annuity Account H

                               American Legacy III
                           American Legacy III C-Share
                            American Legacy III Plus
                            American Legacy III View
                     American Legacy Shareholder's Advantage

                         Supplement dated March 3, 2003
                       to the Prospectus dated May 1, 2002


i4LIFEsm Advantage (Non-Qualified Annuity Contracts only)

     Effective April 1, 2003, the Accumulated Benefit Enhancement (ABEsm) will be available for non-qualified contracts under the i4LIFEsm Advantage. If you elect the i4LIFEsm Advantage EGMDB death benefit option with the ABE Enhancement Amount, your i4LIFEsm Advantage EGMDB is the greatest of:

     1. the Account Value as of the day on which Lincoln Life approves the payment of the claim;

     2. the ABE Enhancement Amount (if elected at the time of application) [see discussion below under Accumulated Benefit Enhancement (ABEsm)] specified on your contract benefit data pages as applicable on the date of death, plus the sum of all purchase payments less the sum of all regular income payments, withdrawals (including any applicable charges), and premium taxes incurred, if any; or

     3. the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, withdrawals (including any applicable charges), and any premium taxes incurred, subsequent to the anniversary date on which the highest Account Value or contract value is obtained.

     Refer to your prospectus for the additional information relating to the i4LIFEsm Advantage EGMDB death benefit.

     Accumulated Benefit Enhancement (ABEsm). We provide to eligible contractowners of non-qualified i4LIFEsm Advantage EGMDB death benefit contracts an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:

     o you are purchasing i4LIFEsm Advantage with the EGMDB death benefit;

     o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with Lincoln Life to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit.

     o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require Lincoln Life approval);

     o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; and

     o the contractowners, joint owners and annuitants of this contract must have been an owner(s) or annuitant of the prior contract(s).

     Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFEsm Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the ABE Enhancement Amount is available.

     The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by Lincoln Life. However, Lincoln Life will impose a limit on the prior contract's death benefit equal to the lesser of:

     1. 140% of the prior contract's cash value; or

     2. the prior contract's cash value plus $400,000.

     In addition, if the actual cash surrender value received by Lincoln Life is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

     For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to Lincoln Life at the time of the application. Lincoln Life will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

     If more than one annuity contract is exchanged to the Lincoln Life contract, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

     Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFEsm Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

     The ABE Enhancement Amount will terminate on the valuation date the i4LIFESM Advantage EGMDB death benefit option of the contract is changed or terminated.

     It is important to realize that this death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.

     In addition, the fixed account is now available for non-qualified contracts under i4LIFEsm Advantage. Accordingly, the following disclosure will be added to the i4LIFEsm Advantage (Non-Qualified Annuity Contracts Only) section.

     Fixed Side of the Contract. If your contract value includes amounts held in the fixed side of the contract at the time i4LIFEsm Advantage is effective, or if, during the Access Period, you make transfers to or allocate purchase payments to the fixed side of the contract, your Account Value will include the value in the VAA and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 3.0% per year. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. Your contract will indicate whether or not the fixed account is available. See Fixed side of the contract.

     The fixed account is not available for contracts with the Income4Life(R) Solution.

                Please keep this Supplement for future reference.